EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: February 19, 2004	/s/ Rand V. Araskog
Rand V. Araskog

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: February 20, 2004	/s/ Ronald M. Gross
Ronald M. Gross

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: February 16, 2004	/s/ Paul G. Kirk, Jr.
Paul G. Kirk, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of her offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: February 20, 2004	/s/ Katherine D. Ortega
Katherine D. Ortega

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: February 20, 2004	/s/ Burnell R. Roberts
Burnell R. Roberts

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: February 18, 2004	/s/ Carl S. Sloane
Carl S. Sloane

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: February 19, 2004	/s/ Ronald Townsend
Ronald Townsend

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Hans E. Vanden Noort, Michael R. Herman and W. Edwin Frazier, III his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: February 15, 2004	/s/ Gordon I. Ulmer
Gordon I. Ulmer